UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                                                May 25, 2016

W. R. BERKLEY CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-15202	22-1867895
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

475 Steamboat Road, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:                                                                                                                                              (203) 629-3000

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)  On May 25, 2016, at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of W. R. Berkley Corporation (the “Company”), the Company’s stockholders, upon recommendation of the Board of Directors of the Company, approved the W. R. Berkley Corporation Amended and Restated Annual Incentive Compensation Plan (the “Amended and Restated Plan”).  The Amended and Restated Plan previously had been approved by the Board of Directors of the Company, subject to stockholder approval.  The Amended and Restated Plan is described in greater detail in the Company’s definitive proxy statement for the Annual Meeting on Schedule 14A (the “Proxy Statement”), filed with the U.S. Securities and Exchange Commission on April 15, 2016, under the caption “Proposal 2: Approval of the W. R. Berkley Corporation Amended and Restated Annual Incentive Compensation Plan”.  The description of the Amended and Restated Plan contained in the Proxy Statement is qualified in its entirety by reference to the full text of the Amended and Restated Plan, which is attached as Annex A to the Proxy Statement and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting involved: (i) the election of four directors for terms to expire (a) in the case of nominees W. Robert Berkley, Jr., Ronald E. Blaylock and Mary C. Farrell, at the Annual Meeting of Stockholders to be held in 2019 and until their respective successors are duly elected and qualified, and (b) in the case of nominee Mark E. Brockbank, at the Company’s Annual Meeting of Stockholders to be held in 2018 and until his successor is duly elected and qualified; (ii) the approval of the W. R. Berkley Corporation Amended and Restated Annual Incentive Compensation Plan; (iii) a resolution approving, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for this Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or “say-on-pay” vote; and (iv) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

The directors elected and the final voting results are as follows:
(i)          Election of Directors:
Nominee	For	Against	Abstain	Broker Non Vote
W. Robert Berkley, Jr.	104,610,925	1,038,191	40,124	7,278,523
Ronald E. Blaylock	101,198,216	4,437,490	53,534	7,278,523
Mary C. Farrell	76,890,238	28,746,766	52,236	7,278,523
Mark E. Brockbank	77,750,439	27,884,874	53,927	7,278,523

(ii)	Approval of the W. R. Berkley Corporation Amended and Restated Annual Incentive Compensation Plan:
For	Against	Abstain	Broker Non Vote
97,054,408	8,570,749	64,083	7,278,523

(iii)	Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers (“Say-on-Pay” Vote):
For	Against	Abstain	Broker Non Vote
71,655,199	33,853,872	180,169	7,278,523

(iv)	Ratification of the Appointment of KPMG LLP:
For	Against	Abstain
112,689,560	260,461	17,742

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION

By: /s/ Eugene G. Ballard
Name:	Eugene G. Ballard
Title:	Executive Vice President – Finance

Date:  May 25, 2016